UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2019

WESTERN ASSET

SMASh SERIES M FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series M Fund for the twelve-month reporting period ended February 28, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice:

Effective January 4, 2019, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are S. Kenneth Leech, Julien A. Scholnick, Sean Johnson, Greg E. Handler and Harris A. Trifon. These investment professionals, all of whom are employed by Western Asset Management Company, LLC (formerly known as Western Asset Management Company), work together with a broader investment management team. For additional information, please see the Fund’s prospectus.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 29, 2019

II	Western Asset SMASh Series M Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. Under normal circumstances, the Fund expects to invest primarily in a combination of U.S. dollar denominated and non-U.S. dollar denominated investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable quality) debt obligations of U.S. and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments. The Fund intends to invest a substantial portion of its assets in mortgage-related securities (including collateralized mortgage obligations), U.S. government securities and money market instruments. Additionally, the Fund intends to invest in asset-backed and inflation protected securities and to engage in dollar rolls on mortgage-related securities.

Although the Fund may invest in securities of any maturity, we estimate that the Fund’s target dollar-weighted average effective durationi is expected to range between six months and ten years. Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii), and for other purposes. The Fund may borrow money to increase portfolio holdings, to the extent consistent with the Fund’s fundamental investment restrictions.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted positive results over the twelve months ended February 28, 2019. Spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including overall solid economic growth in the U.S., moderating growth overseas, four interest rate hikes by the Federal Reserve Board (the “Fed”)iii, concerns over a global trade war, geopolitical issues and a partial shutdown of the U.S. government.

Short-term U.S. Treasury yields moved higher, whereas long-term U.S. Treasury yields declined and the yield curveiv flattened during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.25% and ended the period at 2.52%. The low for the period was 2.22% on March 1, 2018 and the high for the period of 2.98% occurred on November 8, 2018. The

Western Asset SMASh Series M Fund 2019 Annual Report	1

Fund overview (cont’d)

yield for the ten-year Treasury began the reporting period at 2.87% and ended the period at 2.73%. The low for the period of 2.56% occurred on January 3, 2019 and the peak for the period of 3.24% took place on November 8, 2018. All told, the Bloomberg Barclays U.S. Aggregate Indexv, returned 3.17% during the reporting period.

Q. How did we respond to these changing market conditions?

A. Several adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocations to agency mortgage-backed securities (“MBS”), non-agency residential MBS and Treasury Inflation-Protected Securities (“TIPS”)vi. In contrast, we reduced the Fund’s allocations to U.S. Treasuries, commercial mortgage-backed securities (“CMBS”), as well as fine-tuned the Fund’s allocation to asset-backed securities (“ABS”).

U.S. Treasury futures and options, Eurodollar futures and interest rate swaps were used to manage duration and yield curve exposure and were additive for performance during the reporting period. Investment-grade index swaps (CDX), which were used to manage the Fund’s investment-grade corporate bond exposure, contributed to results.

Performance review

For the twelve months ended February 28, 2019, Western Asset SMASh Series M Fund returned 6.04%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Fixed-Rate Mortgage Backed Securities Indexvii, returned 3.58% for the same period.

Performance Snapshot as of February 28, 2019 (unaudited)
	6 months	12 months
Western Asset SMASh Series M Fund	3.37%	6.04%
Bloomberg Barclays U.S. Fixed-Rate Mortgage Backed Securities Index	2.17%	3.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 1-877-721-1926.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed

2	Western Asset SMASh Series M Fund 2019 Annual Report

account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2018, the gross total annual operating expense ratio for the Fund was 0.03%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2020, without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its duration positioning. In particular, the Fund had a longer duration than that of its benchmark. This positioning was rewarded as ten-year Treasury yields moved lower over the reporting period as a whole.

Pass-through mortgages were added to the portfolio as their spreads widened and they became more attractively valued. They were modestly additive for results. Elsewhere, a number of out-of-benchmark (securities held by the Fund but not included in the benchmark) exposures were additive for returns during the reporting period. More specifically the Fund’s allocation to structured products, including CMBS and non-agency residential MBS, was beneficial for returns.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the reporting period was its yield curve positioning. An allocation to TIPS was also a modest headwind for results.

Thank you for your investment in Western Asset SMASh Series M Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 20, 2019

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may

Western Asset SMASh Series M Fund 2019 Annual Report	3

Fund overview (cont’d)

use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2019 were: Mortgage-Backed Securities (47.7%), Collateralized Mortgage Obligations (23.5%), U.S. Government & Agency Obligations (17.7%), Asset-Backed Securities (6.2%) and U.S. Treasury Inflation Protected Securities (4.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vii

The Bloomberg Barclays U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by fifteen-year to thirty-year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

4	Western Asset SMASh Series M Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of February 28, 2019 and February 28, 2018 and does not include derivatives, such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset SMASh Series M Fund 2019 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2018 and held for the six months ended February 28, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
3.37%	$1,000.00	$1,033.70	0.00%	$0.00	5.00%	$1,000.00	$1,024.79	0.00%	$0.00

6	Western Asset SMASh Series M Fund 2019 Annual Report

[1]	For the six months ended February 28, 2019.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset SMASh Series M Fund 2019 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 2/28/19	6.04%
Five Years Ended 2/28/19	4.66
Ten Years Ended 2/28/19	7.21

Cumulative total returns[1]
2/28/09 through 2/28/19	100.58%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

8	Western Asset SMASh Series M Fund 2019 Annual Report

Historical performance

Value of $10,000 invested in

Shares of Western Asset SMASh Series M Fund vs Bloomberg Barclays U.S. Fixed-Rate Mortgage Backed Securities Index† — February 2009 - February 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

†

Hypothetical illustration of $10,000 invested in Western Asset SMASh Series M Fund on February 28, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2019. The hypothetical illustration also assumes a $10,000, investment in the Bloomberg Barclays U.S. Fixed-Rate Mortgage Backed Securities Index. The Bloomberg Barclays U.S. Fixed-Rate Mortgage Backed Securities Index is an unmanaged index composed of securities backed by fifteen year to thirty year fixed-rate mortgage pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset SMASh Series M Fund 2019 Annual Report	9

Spread duration (unaudited)

Economic exposure — February 28, 2019

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Fixed-Rate Mortgage Backed Securities Index

EM	— Emerging Markets

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WA SMASh M	— Western Asset SMASh Series M Fund

10	Western Asset SMASh Series M Fund 2019 Annual Report

Effective duration (unaudited)

Interest rate exposure — February 28, 2019

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Fixed-Rate Mortgage Backed Securities Index

EM	— Emerging Markets

MBS	— Mortgage-Backed Securities

WA SMASh M	— Western Asset SMASh Series M Fund

Western Asset SMASh Series M Fund 2019 Annual Report	11

Schedule of investments

February 28, 2019

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 47.7%
FHLMC — 5.8%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-12/1/38	$277,857	$302,341
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	10/1/36-11/1/39	223,403	245,608
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	2/1/38-4/1/47	19,699,372	19,363,387
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	3/1/39	30,620	34,753
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/39	95,464	107,332
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	10/1/42-3/1/43	768,887	773,667
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	4/1/43-9/1/48	43,482,544	44,429,413
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/47	4,010,564	4,161,231
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	9/1/48-11/1/48	5,027,997	5,286,684
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	3/1/49	36,400,000	35,601,229	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	3/1/49	9,000,000	9,010,619	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	3/1/49	8,800,000	9,118,076	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	3/1/49	13,400,000	14,070,877	(a)
Total FHLMC				142,505,217
FNMA — 14.9%
Federal National Mortgage Association (FNMA)	3.740%	11/1/28	1,740,000	1,776,249
Federal National Mortgage Association (FNMA)	3.770%	1/1/29	1,190,000	1,237,362
Federal National Mortgage Association (FNMA)	3.800%	1/1/29	3,000,000	3,126,889
Federal National Mortgage Association (FNMA)	3.660%	2/1/29	1,900,000	1,957,973
Federal National Mortgage Association (FNMA)	4.500%	11/1/31-9/1/57	28,616,494	30,036,186
Federal National Mortgage Association (FNMA)	6.000%	4/1/33-12/1/47	278,552	297,948
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-11/1/48	16,185,272	17,048,083
Federal National Mortgage Association (FNMA)	3.000%	3/1/34-3/1/49	26,900,000	26,295,806	(a)
Federal National Mortgage Association (FNMA)	3.500%	3/1/34-3/1/49	50,200,000	50,749,171	(a)
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-8/1/37	34,964	37,984
Federal National Mortgage Association (FNMA)	6.500%	11/1/37-5/1/40	524,867	593,945
Federal National Mortgage Association (FNMA)	3.000%	12/1/37	4,449,989	4,405,252
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	41,550	47,142
Federal National Mortgage Association (FNMA)	4.000%	10/1/42-6/1/57	49,076,059	50,257,359
Federal National Mortgage Association (FNMA)	3.500%	12/1/45-3/1/48	6,853,434	6,883,775
Federal National Mortgage Association (FNMA)	4.000%	3/1/49	132,450,000	135,044,676	(a)
Federal National Mortgage Association (FNMA)	4.500%	3/1/49	32,200,000	33,328,258	(a)
Total FNMA				363,124,058
GNMA — 27.0%
Government National Mortgage Association (GNMA)	3.500%	6/15/48	10,320,305	10,466,000
Government National Mortgage Association (GNMA) II	6.000%	8/20/37-12/20/41	1,489,827	1,612,310

See Notes to Financial Statements.

12	Western Asset SMASh Series M Fund 2019 Annual Report

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	4.500%	1/20/40-1/1/49	$106,534,765	$110,475,216
Government National Mortgage Association (GNMA) II	5.000%	7/20/40-1/20/49	68,382,768	71,508,143
Government National Mortgage Association (GNMA) II	3.500%	6/20/44	4,433,456	4,491,577
Government National Mortgage Association (GNMA) II	4.000%	9/20/45-12/1/48	3,573,025	3,684,362
Government National Mortgage Association (GNMA) II	3.000%	1/20/47-2/20/48	111,705,287	110,453,344
Government National Mortgage Association (GNMA) II	3.000%	3/20/49	65,900,000	65,071,102	(a)
Government National Mortgage Association (GNMA) II	3.500%	3/20/49	32,800,000	33,096,609	(a)
Government National Mortgage Association (GNMA) II	4.000%	3/20/49	43,200,000	44,344,969	(a)
Government National Mortgage Association (GNMA) II	4.500%	3/20/49	194,500,000	201,307,500	(a)
Total GNMA				656,511,132
Total Mortgage-Backed Securities (Cost — $1,163,411,273)				1,162,140,407
Collateralized Mortgage Obligations (b) — 23.5%
Alternative Loan Trust, 2005-24, 1A1 (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 1.310%)	3.642%	7/20/35	611,210	505,028	(c)
Alternative Loan Trust, 2005-57CB, 4A3	5.500%	12/25/35	453,025	385,356
American Home Mortgage Investment Trust, 2005-1, 1A3 (1 mo. USD LIBOR + 0.620%)	3.130%	6/25/45	4,606,404	4,540,716	(c)
Banc of America Funding Trust, 2005-E 8A1 (Cost of funds for the 11th District of San Francisco + 1.430%, min. coupon of 1.430%)	2.486%	6/20/35	32,332	23,576	(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates Series, 2003-4A, A1 (1 mo. USD LIBOR + 0.680%)	3.170%	10/25/34	4,273,883	4,098,841	(c)(d)
CHL Mortgage Pass-Through Trust, 2005-9 1A1 (1 mo. USD LIBOR + 0.600%)	3.090%	5/25/35	47,201	43,521	(c)
Commercial Mortgage Pass-Through Trust, 2014-CR20, B	4.239%	11/10/47	1,680,000	1,717,887	(c)
Commercial Mortgage Pass-Through Trust, 2014-UBS3, XA, IO	1.259%	6/10/47	7,354,064	302,757	(c)
Commercial Mortgage Trust, 2013-CR12 AM	4.300%	10/10/46	180,000	186,322
Commercial Mortgage Trust, 2013-CR12 B	4.762%	10/10/46	160,000	166,726	(c)
Commercial Mortgage Trust, 2013-CR12 C	5.085%	10/10/46	80,000	82,377	(c)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2019 Annual Report	13

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (b) — continued
Countrywide Home Loans Reperforming REMIC Trust, 2006-R2 AF1 (1 mo. USD LIBOR + 0.420%)	2.910%	7/25/36	$311,888	$301,553	(c)(d)
Credit Suisse Mortgage Trust, 2014-USA, A2	3.953%	9/15/37	3,290,000	3,350,845	(d)
Credit Suisse Mortgage Trust, 2017-RPL1, M1	3.094%	7/25/57	20,370,000	18,370,338	(c)(d)
Credit Suisse Mortgage Trust, 2017-RPL3 A1	4.000%	8/1/57	31,095,356	31,250,245	(c)(d)
Credit Suisse Mortgage Trust, 2017-RPL3, B2	4.750%	8/1/57	20,869,855	22,490,023	(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, K050, X1, IO	0.329%	8/25/25	171,292,023	3,256,724	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, K064, X1, IO	0.608%	3/25/27	52,126,874	2,180,587	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, K712 X1, IO	1.329%	11/25/19	33,502,445	200,616	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, K720, X1, IO	0.530%	8/25/22	80,440,538	1,184,278	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, K723, X1, IO	0.951%	8/25/23	122,548,978	4,203,393	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, K725, X1, IO	0.710%	1/25/24	147,255,711	4,467,709	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, Series A	3.054%	12/25/28	6,600,000	6,623,748	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K049, X1, IO	0.605%	7/25/25	96,010,705	3,152,300	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	32,135	35,765
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3947 SG, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	3.461%	10/15/41	541,019	80,420	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4298, PI, IO	4.000%	4/15/43	1,116,626	147,854
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4813 CJ	3.000%	8/15/48	5,828,396	5,684,470
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	1.588%	2/15/38	2,471,155	153,170	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-DN1, M2 (1 mo. USD LIBOR + 2.200%)	4.690%	2/25/24	7,725,802	7,885,192	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-HQ1, M2 (1 mo. USD LIBOR + 2.500%)	4.990%	8/25/24	573	574	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-HQ2 M2 (1 mo. USD LIBOR + 2.200%)	4.690%	9/25/24	8,137,479	8,300,089	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA3, M3F (1 mo. USD LIBOR + 3.700%)	6.190%	4/25/28	7,179,000	8,114,106	(c)

See Notes to Financial Statements.

14	Western Asset SMASh Series M Fund 2019 Annual Report

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (b) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-HQA3, M1 (1 mo. USD LIBOR + 0.800%)	3.290%	3/25/29	$803,009	$803,089	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-HQA3, M2 (1 mo. USD LIBOR + 1.350%)	3.840%	3/25/29	24,500,000	24,682,461	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multifamily Structured Pass Through Certificates, K015 X1, IO	1.570%	7/25/21	2,105,277	66,423	(c)
Federal National Mortgage Association (FNMA) — CAS, 2013-C01 M2 (1 mo. USD LIBOR + 5.250%)	7.740%	10/25/23	24,586,302	27,815,171	(c)
Federal National Mortgage Association (FNMA) — CAS, 2014-C01 M2 (1 mo. USD LIBOR + 4.400%)	6.890%	1/25/24	24,225,000	27,143,652	(c)
Federal National Mortgage Association (FNMA) ACES, 2016-M2, X3, IO	2.006%	4/25/36	25,630,001	923,254	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-118 CI, IO	3.500%	12/25/39	470,143	47,306
Federal National Mortgage Association (FNMA) REMIC, 2012-134, SK, IO (-1.000 x 1 mo. LIBOR + 6.150%)	3.660%	12/25/42	803,323	131,039	(c)
Federal National Mortgage Association (FNMA) REMIC, 2012-75, AO, PO	0.000%	3/25/42	26,494	23,456
Federal National Mortgage Association (FNMA) REMIC, 2012-93, UI, IO	3.000%	9/25/27	806,841	64,765
Federal National Mortgage Association (FNMA) REMIC, 2013-14, IG, IO	4.000%	3/25/43	528,379	99,882
Federal National Mortgage Association (FNMA) REMIC, 2013-29, QI, IO	4.000%	4/25/43	1,654,190	316,132
Federal National Mortgage Association (FNMA) REMIC, 2013-73, IB, IO	3.500%	7/25/28	2,011,662	176,327
Federal National Mortgage Association (FNMA) REMIC, 2013-9 CB	5.500%	4/25/42	145,235	158,110
Federal National Mortgage Association (FNMA) REMIC, 2014-47 AI, IO	1.595%	8/25/44	2,031,297	105,986	(c)
Federal National Mortgage Association (FNMA) REMIC, 2010-150 SK, IO (-1.000 x 1 mo. LIBOR + 6.530%)	4.040%	1/25/41	196,766	32,483	(c)
Federal National Mortgage Association (FNMA) REMIC, 2011-59 NZ	5.500%	7/25/41	457,479	502,192
Federal National Mortgage Association (FNMA) REMIC, 2012-28 B	6.500%	6/25/39	10,268	10,948
Federal National Mortgage Association (FNMA) REMIC, 2012-75 NS, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	4.110%	7/25/42	114,683	19,344	(c)
Federal National Mortgage Association (FNMA) STRIPS, 390, C3, IO	6.000%	7/25/38	22,438	4,736
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	18,476	4,105

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2019 Annual Report	15

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (b) — continued
Federal National Mortgage Association (FNMA) STRIPS, 407 C10, IO	5.000%	1/25/38	$71,258	$14,554
Federal National Mortgage Association (FNMA) STRIPS, 407, 22, IO	5.000%	1/25/39	14,865	3,084
Federal National Mortgage Association (FNMA) STRIPS, 407, 23, IO	5.000%	1/25/39	7,906	1,827	(c)
Federal National Mortgage Association (FNMA) STRIPS, 407, 27, IO	5.500%	1/25/39	8,131	1,565	(c)
Federal National Mortgage Association (FNMA) STRIPS, 407, 34, IO	5.000%	1/25/38	12,485	2,428
Federal National Mortgage Association (FNMA) STRIPS, 409, C13, IO	3.500%	11/25/41	169,886	32,733
Federal National Mortgage Association (FNMA) STRIPS, 409, C2, IO	3.000%	4/25/27	253,428	18,023
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	37,804,930	37,203,072	(c)(d)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	21,317,482	113,535	(d)
FREMF Mortgage Trust, 2013-KF02 C (1 mo. USD LIBOR + 4.000%)	6.514%	12/25/45	6,249	6,252	(c)(d)
FRESB Mortgage Trust, 2015-SB7, A10 (2.950% to 11/25/25 then 1 mo. USD LIBOR + 0.700%)	2.950%	9/25/35	5,062,185	4,993,482	(c)
GMACM Mortgage Loan Trust, 2006-AR1, 1A1	4.274%	4/19/36	667,284	601,157	(c)
Government National Mortgage Association (GNMA), 2011-140, AI, IO	4.000%	10/16/26	149,544	12,611
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	2.957%	11/20/60	853,429	853,365	(c)
Government National Mortgage Association (GNMA), 2011-H11 FB (1 mo. USD LIBOR + 0.500%)	3.007%	4/20/61	1,320,362	1,321,858	(c)
Government National Mortgage Association (GNMA), 2012-43 SN, IO (-1.000 x 1 mo. LIBOR + 6.600%)	4.119%	4/16/42	3,450,667	688,050	(c)
Government National Mortgage Association (GNMA), 2014-134 IA, IO	0.591%	1/16/55	99,944,148	2,405,216	(c)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.650%	5/16/55	45,430,103	1,854,702	(c)
Government National Mortgage Association (GNMA), 2014-176, IA, IO	4.000%	11/20/44	1,306,002	263,215
Government National Mortgage Association (GNMA), 2015-36, MI, IO	5.500%	3/20/45	1,496,992	330,015
Government National Mortgage Association (GNMA), 2018-H07, FD (1 mo. USD LIBOR + 0.300%)	2.807%	5/20/68	2,150,398	2,141,127	(c)
Government National Mortgage Association (GNMA), 2010-31 GS, IO, PAC-1 (-1.000 x 1 mo. USD LIBOR + 6.500%)	4.015%	3/20/39	13,000	365	(c)
Government National Mortgage Association (GNMA), 2010-85 HS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.165%	1/20/40	43,351	3,667	(c)

See Notes to Financial Statements.

16	Western Asset SMASh Series M Fund 2019 Annual Report

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (b) — continued
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	$482,557	$95,954
GreenPoint Mortgage Funding Trust, 2005-HY1, 1A1B (1 mo. USD LIBOR + 0.360%)	2.850%	7/25/35	14,259,250	13,773,593	(c)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	500,000	532,865	(c)
GS Mortgage Securities Trust, 2014-GC20, AAB	3.655%	4/10/47	3,051,000	3,102,131
GS Mortgage Securities Trust, 2018-RPL1, A1A	3.750%	10/25/57	32,128,552	32,357,243	(d)
HomeBanc Mortgage Trust, 2004-2, A1 (1 mo. USD LIBOR + 0.740%)	3.230%	12/25/34	3,790,661	3,772,304	(c)
IMPAC CMB Trust Series, 2004-7, 1A1 (1 mo. USD LIBOR + 0.740%)	3.230%	11/25/34	8,274,638	8,246,239	(c)
JPMBB Commercial Mortgage Securities Trust, 2013-C17, XA, IO	0.772%	1/15/47	27,620,871	849,513	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-C20, C	4.571%	7/15/47	700,000	712,079	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-FL6, B (1 mo. USD LIBOR + 2.280%)	4.769%	11/15/31	1,070,064	1,074,817	(c)(d)
JPMorgan Mortgage Trust, 2005-S3, 1A1	6.500%	1/25/36	681,432	533,567
JPMorgan Mortgage Trust, 2015-5, A9	3.240%	5/25/45	2,872,058	2,864,835	(c)(d)
JPMorgan Mortgage Trust, 2018-3 A1	3.500%	9/25/48	47,963,414	47,767,819	(c)(d)
JPMorgan Mortgage Trust, 2018-4 A1	3.500%	10/25/48	18,690,529	18,418,814	(c)(d)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	56,892,953	56,095,735	(c)(d)
JPMorgan Resecuritization Trust Series, 2014-6, 1A2 (1 mo. USD LIBOR + 0.210%)	2.720%	7/27/36	7,421,783	6,400,668	(c)(d)
La Hipotecaria Panamanian Mortgage Trust, 2007-1GA, A (Panamanian Mortgage Reference Rate — 1.250%)	4.250%	12/23/36	133,980	131,689	(c)(d)
MASTR Adjustable Rate Mortgages Trust, 2005-7, 3A1	4.031%	9/25/35	74,546	54,351	(c)
Merrill Lynch Mortgage Investors Trust Series, 2006-A1, 1A1	4.388%	3/25/36	613,447	501,757	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10, A4	4.082%	7/15/46	100,000	104,008	(c)
New Residential Mortgage Loan Trust, 2016-3A, A1B	3.250%	9/25/56	7,492,731	7,412,331	(c)(d)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	9,091,337	9,148,846	(c)(d)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	35,368,400	35,764,689	(c)(d)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	4.019%	5/25/35	2,506	2,519	(c)
RALI Series Trust, 2006-QO7, 3A2 (1 mo. USD LIBOR + 0.205%)	2.695%	9/25/46	704,884	663,914	(c)
RAMP Series Trust, 2005-SL1, A7	8.000%	5/25/32	36,818	29,581
Regal Trust IV (11th District Cost of Funds + 1.500%)	2.579%	9/29/31	289	283	(c)(d)
Residential Asset Securitization Trust, 2005-A15, 1A4	5.750%	2/25/36	1,146,291	1,134,743
Rosslyn Portfolio Trust, 2017-ROSS A (1 mo. USD LIBOR + 0.950%)	3.459%	6/15/33	7,590,000	7,590,434	(c)(d)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2019 Annual Report	17

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (b) — continued
Silverstone Master Issuer PLC, 2018-1A 1A (3 mo. USD LIBOR + 0.390%)	3.166%	1/21/70	$6,400,000	$6,354,406	(c)(d)
Structured Adjustable Rate Mortgage Loan Trust, 2004-2, 4A1	4.312%	3/25/34	208,784	207,718	(c)
Structured Asset Mortgage Investments II Trust, 2005-AR7, 4A1 (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 2.150%)	4.482%	3/25/46	330,001	341,379	(c)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2003-9A, 2A2	4.402%	3/25/33	201,224	202,003	(c)
Towd Point Mortgage Trust, 2016-3, A1	2.250%	4/25/56	8,974,887	8,821,291	(c)(d)
VNDO Mortgage Trust, 2012-6AVE, A	2.996%	11/15/30	100,000	99,888	(d)
WaMu Mortgage Pass-Through Certificates Series Trust, 2004-AR13, A1B2 (1 mo. USD LIBOR + 0.980%)	3.470%	11/25/34	9,573,838	9,587,815	(c)
WaMu Mortgage Pass-Through Certificates Series Trust, 2005-AR9, A1A (1 mo. USD LIBOR + 0.640%)	3.130%	7/25/45	94,741	95,186	(c)
WaMu Mortgage Pass-Through Certificates Trust, 2004-AR11 A	4.173%	10/25/34	279,635	280,856	(c)
Wells Fargo Commercial Mortgage Trust, 2014-LC16, XA, IO	1.329%	8/15/50	32,569,073	1,335,071	(c)
Wells Fargo Commercial Mortgage Trust, 2016-C36 A4	3.065%	11/15/59	5,870,000	5,722,530
WFRBS Commercial Mortgage Trust, 2012-C7, XA, IO	1.399%	6/15/45	421,003	14,673	(c)(d)
WFRBS Commercial Mortgage Trust, 2014-C24, B	4.204%	11/15/47	1,670,000	1,638,232	(c)
Total Collateralized Mortgage Obligations (Cost — $574,122,624)				573,322,239
U.S. Government & Agency Obligations — 17.7%
U.S. Government Agencies — 0.3%
Federal National Mortgage Association (FNMA), Subordinated Notes	0.000%	10/9/19	7,960,000	7,837,048
U.S. Government Obligations — 17.4%
U.S. Treasury Bonds	3.000%	5/15/45	20,240,000	19,955,375
U.S. Treasury Bonds	3.000%	5/15/47	68,850,000	67,782,287
U.S. Treasury Bonds	2.750%	11/15/47	13,700,000	12,808,965
U.S. Treasury Bonds	3.125%	5/15/48	550,000	553,835
U.S. Treasury Bonds	3.375%	11/15/48	19,660,000	20,785,458
U.S. Treasury Bonds	3.000%	2/15/49	27,810,000	27,347,224
U.S. Treasury Notes	1.250%	8/31/19	135,000,000	134,140,429
U.S. Treasury Notes	2.500%	2/15/22	40,520,000	40,540,577
U.S. Treasury Notes	2.500%	1/31/24	45,360,000	45,337,852
U.S. Treasury Notes	2.625%	1/31/26	31,570,000	31,609,463
U.S. Treasury Notes	2.625%	2/15/29	23,040,000	22,867,650
Total U.S. Government Obligations				423,729,115
Total U.S. Government & Agency Obligations (Cost — $433,760,630)				431,566,163

See Notes to Financial Statements.

18	Western Asset SMASh Series M Fund 2019 Annual Report

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 6.2%
Apidos CLO XXII, 2015-22A A1 (3 mo. USD LIBOR + 1.500%)	4.261%	10/20/27	$3,000,000	$2,992,593	(c)(d)
Ares XXXIII CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 1.350%)	3.949%	12/5/25	5,000,000	5,000,145	(c)(d)
Argent Securities Inc., Asset-Backed Pass-Through Certificates, 2003-W3 M1 (1 mo. USD LIBOR + 1.125%)	3.615%	9/25/33	96,374	96,025	(c)
Argent Securities Inc., Pass-Through Certificates Series, 2004-W5, AV3B (1 mo. USD LIBOR + 0.900%)	3.390%	4/25/34	931,204	925,812	(c)
Bayview Financial Asset Trust, 2007-SR1A M2 (1 mo. LIBOR + 0.900%)	3.390%	3/25/37	574,776	557,980	(c)(d)
Blackbird Capital Aircraft Lease Securitization Ltd., 2016-1A, A	4.213%	12/16/41	21,101,146	21,230,407	(d)
Countrywide Asset-Backed Certificates, 2006-SD3 A1 (1 mo. USD LIBOR + 0.330%)	2.820%	7/25/36	43,535	41,019	(c)(d)
Countrywide Asset-Backed Certificates, 2007-13 2A1 (1 mo. USD LIBOR + 0.900%)	3.390%	10/25/47	28,040	27,183	(c)
Countrywide Asset-Backed Certificates Trust, 2004-5, 2A (1 mo. USD LIBOR + 0.500%)	2.990%	10/25/34	2,829,288	2,793,727	(c)
Credit Suisse Mortgage Trust, 2017-RPL1 A1	2.750%	7/25/57	25,175,802	24,357,249	(c)(d)
Credit-Based Asset Servicing & Securitization LLC, 2007-SP1 A4	5.540%	12/25/37	288,478	293,215	(d)
EMC Mortgage Loan Trust, 2006-A A1 (1 mo. USD LIBOR + 0.450%)	2.940%	12/25/42	3,284	3,288	(c)(d)
Hertz Vehicle Financing II LP, 2017-1A A	2.960%	10/25/21	23,200,000	23,088,823	(d)
LCM XXIII LTD., 2023-A A1 (3 mo. USD LIBOR + 1.400%)	4.161%	10/20/29	2,500,000	2,502,927	(c)(d)
MASTR Asset Backed Securities Trust, 2007-NCW, A1 (1 mo. USD LIBOR + 0.300%)	2.790%	5/25/37	6,898,895	6,469,168	(c)(d)
Merrill Lynch Mortgage Investors Trust Series, 2006-FF1, M5 (1 mo. USD LIBOR + 0.390%)	2.880%	8/25/36	20,305,000	20,055,659	(c)
Morgan Stanley Mortgage Loan Trust, 2007-2AX, 2A1 (1 mo. USD LIBOR + 0.090%)	2.580%	12/25/36	32,017	19,289	(c)
Navient Student Loan Trust, 2015-1 A2 (1 mo. USD LIBOR + 0.600%)	3.090%	4/25/40	3,775,209	3,761,973	(c)
Navient Student Loan Trust, 2016-6 A3 (1 mo. USD LIBOR + 1.300%)	3.790%	3/25/66	3,310,000	3,405,777	(c)(d)
OHA Loan Funding Ltd., 2015-1A AR (3 mo. USD LIBOR + 1.410%)	4.094%	8/15/29	500,000	500,785	(c)(d)
Origen Manufactured Housing Contract Trust, 2007-A A2	5.216%	4/15/37	700,609	682,031	(c)
RAAC Series Trust, 2006-SP1, M1 (1 mo. USD LIBOR + 0.400%)	2.890%	9/25/45	2,005,759	1,986,145	(c)
RAAC Trust, 2006-RP3 A (1 mo. USD LIBOR + 0.270%)	2.760%	5/25/36	201,729	198,613	(c)(d)
RAMP Series Trust, 2006-RZ4, A3 (1 mo. USD LIBOR + 0.270%)	2.760%	10/25/36	1,193,541	1,179,543	(c)

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2019 Annual Report	19

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Renaissance Home Equity Loan Trust, 2003-2 A (1 mo. USD LIBOR + 0.880%)	3.370%	8/25/33	$939,089	$925,918	(c)
Renaissance Home Equity Loan Trust, 2007-3, AV2 (1 mo. USD LIBOR + 1.000%)	3.490%	9/25/37	279,204	225,757	(c)
Renaissance Home Equity Loan Trust, 2007-3, AV3 (1 mo. USD LIBOR + 1.800%)	4.290%	9/25/37	1,222,420	988,336	(c)
Residential Funding Securities Corp., 2002-RP2, A1 (1 mo. USD LIBOR + 1.500%)	3.990%	10/25/32	2,889	2,749	(c)(d)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	2.921%	3/25/44	8,600,000	8,313,975	(c)
Small Business Administration, 2017-10A 1	2.845%	3/10/27	2,734,520	2,722,808
Southern Pacific Secured Asset Corp., 201998-2, A1 (1 mo. USD LIBOR + 0.340%)	2.830%	7/25/29	19	19	(c)
Structured Asset Securities Corp., 2004-SC1, A	8.349%	12/25/29	14,040	13,691	(c)(d)
Structured Asset Securities Corp., 2005-WF1, A3 (1 mo. USD LIBOR + 0.660%)	3.150%	2/25/35	121,322	121,671	(c)
Structured Asset Securities Corp. Mortgage Pass Through Certificates Series, 2001-SB1, A2	3.375%	8/25/31	376,979	372,391
Towd Point Mortgage Trust, 2017-1 A1	2.750%	10/25/56	9,659,549	9,492,985	(c)(d)
Truman Capital Mortgage Loan Trust, 2005-1 A (1 mo. USD LIBOR + 0.430%)	2.920%	3/25/37	33,185	33,744	(c)(d)
UCFC Manufactured Housing Contract, 1998-2, A4	6.587%	10/15/29	5,464,535	5,698,063
Total Asset-Backed Securities (Cost — $149,655,324)				151,081,483
U.S. Treasury Inflation Protected Securities — 4.4%
U.S. Treasury Bonds, Inflation Indexed	0.375%	7/15/25	6,028,043	5,938,682
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	2,822,186	3,411,041
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	22,443,544	23,752,312
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	10,882,278	9,988,599
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	12,956,866	12,605,023
U.S. Treasury Bonds, Inflation Indexed	0.875%	2/15/47	12,957,586	12,208,476
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/49	40,285,440	39,284,861
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	105,733	105,341
Total U.S. Treasury Inflation Protected Securities (Cost — $107,950,519)				107,294,335
Corporate Bonds & Notes — 3.1%
Communication Services — 0.1%
Wireless Telecommunication Services — 0.1%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	4.738%	3/20/25	1,240,000	1,244,650	(d)
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	1,610,000	1,596,038

See Notes to Financial Statements.

20	Western Asset SMASh Series M Fund 2019 Annual Report

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — 2.0%
Banks — 2.0%
Bank of Montreal, Senior Secured Notes	1.750%	6/15/21	$12,200,000	$11,901,876	(d)
International Bank for Reconstruction & Development, Senior Notes (Secured Overnight Financing Rate + 0.22%)	2.600%	8/21/20	35,000,000	34,998,593	(c)
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	4/4/19	1,620,000	1,573,789	(c)(e)
Total Banks				48,474,258
Insurance — 0.0%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	8,944	12,209	(d)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	7.803%	2/12/23	38,727	39,162	(c)(d)
Total Insurance				51,371
Total Financials				48,525,629
Industrials — 0.8%
Transportation Infrastructure — 0.8%
DP World PLC, Senior Notes	5.625%	9/25/48	20,510,000	20,724,391	(d)
Materials — 0.1%
Chemicals — 0.1%
OCP SA, Senior Notes	4.500%	10/22/25	1,980,000	1,968,839	(d)
Total Corporate Bonds & Notes (Cost — $73,852,873)				74,059,547
Sovereign Bonds — 1.7%
Kuwait — 0.4%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	8,660,000	8,720,620	(d)
Mexico — 0.4%
Mexico Government International Bond, Senior Notes	4.600%	2/10/48	10,410,000	9,708,626
Qatar — 0.8%
Qatar Government International Bond, Senior Notes	3.875%	4/23/23	18,110,000	18,572,059	(f)
Qatar Government International Bond, Senior Notes	3.250%	6/2/26	1,580,000	1,558,856	(f)
Total Qatar				20,130,915
Saudi Arabia — 0.1%
Saudi Government International Bond, Senior Notes	2.875%	3/4/23	3,600,000	3,543,685	(d)
Total Sovereign Bonds (Cost — $42,218,643)				42,103,846

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $122.00	3/22/19	249	249,000	97,266
U.S. Treasury 10-Year Notes Futures, Call @ $122.25	3/22/19	83	83,000	23,344

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2019 Annual Report	21

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series M Fund

Security		Expiration Date	Contracts	Notional Amount	Value
Exchange-Traded Purchased Options — continued
U.S. Treasury 10-Year Notes Futures, Call @ $122.75		3/22/19	83	$83,000	$11,672
U.S. Treasury 10-Year Notes Futures, Call @ $127.00		3/22/19	797	797,000	0	(g)
U.S. Treasury 10-Year Notes Futures, Call @ $127.50		3/22/19	7,203	7,203,000	0	(g)
U.S. Treasury 10-Year Notes Futures, Call @ $128.50		4/26/19	1,321	1,321,000	41,281
U.S. Treasury 10-Year Notes Futures, Call @ $130.00		4/26/19	12,660	12,660,000	197,813
U.S. Treasury 10-Year Notes Futures, Call @ $129.00		5/24/19	1,000	1,000,000	46,875
U.S. Treasury 2-Year Notes Futures, Put @ $105.25		4/26/19	3,605	7,210,000	112,656
U.S. Treasury 5-Year Notes Futures, Put @ $111.00		4/26/19	14,000	14,000,000	218,750
U.S. Treasury 5-Year Notes Futures, Put @ $108.25		5/24/19	1,400	1,400,000	10,938
U.S. Treasury Long-Term Bonds Futures, Call @ $145.00		3/22/19	84	84,000	52,500
U.S. Treasury Long-Term Bonds Futures, Call @ $146.00		3/22/19	375	375,000	123,047
U.S. Treasury Long-Term Bonds Futures, Put @ $129.00		4/26/19	1,491	1,491,000	46,594
U.S. Treasury Long-Term Bonds Futures, Put @ $130.00		4/26/19	1,409	1,409,000	44,031
U.S. Treasury Long-Term Bonds Futures, Put @ $131.00		4/26/19	309	309,000	9,656
Total Exchange-Traded Purchased Options					1,036,423

	Counterparty
OTC Purchased Options — 0.1%
Credit default swaption with Bank of America N.A. to sell protection on Markit CDX.NA.IG.31 Index, Call @ 90.00 BPS	Bank of America, N.A.	3/20/19	98,560,000	98,560,000	1,281,985
Credit default swaption with Bank of America N.A. to sell protection on Markit CDX.NA.IG.31 Index, Call @ 65.00 BPS	Bank of America N.A.	4/17/19	100,000,000	100,000,000	246,776
Credit default swaption with Bank of America N.A. to buy protection on Markit CDX.NA.IG.31 Index, Put @ 80.00 BPS	Bank of America N.A.	3/20/19	1,000,000,000	1,000,000,000	121,005
Total OTC Purchased Options					1,649,766
Total Purchased Options (Cost — $1,868,197)					2,686,189
Total Investments before Short-Term Investments (Cost — $2,546,840,083)					2,544,254,209

See Notes to Financial Statements.

22	Western Asset SMASh Series M Fund 2019 Annual Report

Western Asset SMASh Series M Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 25.1%
U.S. Government Agencies — 14.9%
Federal Home Loan Bank (FHLB), Discount Notes	2.244%	3/13/19	$100,000,000	$99,921,000	(h)
Federal Home Loan Bank (FHLB), Discount Notes	2.349%	3/29/19	50,000,000	49,907,850	(h)
Federal Home Loan Bank (FHLB), Discount Notes	2.422%	4/24/19	113,000,000	112,593,200	(h)
Federal Home Loan Bank (FHLB), Discount Notes	2.424%	4/26/19	30,000,000	29,888,010	(h)
Federal Home Loan Bank (FHLB), Discount Notes	2.443%	5/8/19	50,000,000	49,772,400	(h)
Federal Home Loan Bank (FHLB), Discount Notes	2.453%	5/29/19	21,000,000	20,874,882	(h)
Total U.S. Government Agencies (Cost — $362,952,644)				362,957,342
U.S. Treasury Bills — 8.2%
U.S. Treasury Bills (Cost — $198,327,795)	2.408%	4/25/19	199,000,000	198,274,894	(h)

			Shares
Overnight Deposits — 2.0%
BNY Mellon Cash Reserve Fund (Cost — $49,048,577)	0.850%		49,048,577	49,048,577
Total Short-Term Investments (Cost — $610,329,016)				610,280,813
Total Investments — 129.5% (Cost — $3,157,169,099)				3,154,535,022
Liabilities in Excess of Other Assets — (29.5)%				(718,609,241)
Total Net Assets — 100.0%				$2,435,925,781

(a)	This security is traded on a to-be-announced (“TBA”) basis. At February 28, 2019, the Fund held TBA securities with a total cost of $657,345,033.

(b)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(g)	Value is less than $1.

(h)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2019 Annual Report	23

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series M Fund

Abbreviations used in this schedule:

ACES	— Alternative Credit Enhancement Securities

BPS	— Basis Point Spread. 100 basis points equals 1.00%

CAS	— Connecticut Avenue Securities

CLO	— Collateral Loan Obligation

CMT	— Constant Maturity Treasury

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

PO	— Principal Only

REMIC	— Real Estate Mortgage Investment Conduit

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security		Expiration Date	Strike Price		Contracts	Notional Amount		Value
U.S. Treasury 5-Year Notes Futures, Call		3/22/19	$115.00		1,122	$1,122,000		$105,187
U.S. Treasury 5-Year Notes Futures, Put		3/22/19	114.25		1,039	1,039,000		121,758
U.S. Treasury 5-Year Notes Futures, Put		3/22/19	114.50		1,727	1,727,000		364,290
U.S. Treasury 10-Year Notes Futures, Call		3/22/19	122.50		1,941	1,941,000		394,266
U.S. Treasury 10-Year Notes Futures, Call		3/22/19	123.00		1,065	1,065,000		99,844
U.S. Treasury 10-Year Notes Futures, Call		3/22/19	123.50		251	251,000		11,766
U.S. Treasury 10-Year Notes Futures, Call		5/24/19	123.00		419	419,000		183,312
U.S. Treasury Long-Term Bonds Futures, Call		3/22/19	146.50		208	208,000		48,750
U.S. Treasury Long-Term Bonds Futures, Call		3/22/19	147.00		437	437,000		68,281
U.S. Treasury Long-Term Bonds Futures, Call		3/22/19	148.00		66	66,000		5,156
U.S. Treasury Long-Term Bonds Futures, Call		5/24/19	148.00		166	166,000		98,562
U.S. Treasury Long-Term Bonds Futures, Put		3/22/19	143.00		125	125,000		42,969
U.S. Treasury Long-Term Bonds Futures, Put		3/22/19	144.00		83	83,000		54,469
U.S. Treasury Long-Term Bonds Futures, Put		3/22/19	145.00		84	84,000		97,125
Total Exchange-Traded Written Options (Premiums received — $2,858,338)								$1,695,735
OTC Written Options

	Counterparty
Credit default swaption with Bank of America N.A. to sell protection on Markit CDX.NA.IG.31 Index, Put	Bank of America N.A.	3/20/19	120.00	BPS	98,560,000	$98,560,000	‡	$542

See Notes to Financial Statements.

24	Western Asset SMASh Series M Fund 2019 Annual Report

Western Asset SMASh Series M Fund

Schedule of Written Options (cont’d)
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount		Value
Credit default swaption with Bank of America N.A. to sell protection on Markit CDX.NA.IG.31 Index, Put	Bank of America N.A.	4/17/19	80.00	BPS	100,000,000	$100,000,000	‡	$36,405
Credit default swaption with Bank of America N.A. to sell protection on Markit CDX.NA.IG.31 Index, Put	Bank of America N.A.	6/19/19	70.00	BPS	21,790,000	21,790,000	‡	39,838
Total OTC Written Options (Premiums received — $393,299)								$76,785
Total Written Options (Premiums received — $3,251,637)								$1,772,520

‡

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

BPS	— Basis Point Spread. 100 basis points equals 1.00%.

At February 28, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day EuroDollar	17,408	12/19	$4,223,623,224	$4,237,107,200	$13,483,976
90-Day EuroDollar	161	3/20	39,322,527	39,215,575	(106,952)
90-Day EuroDollar	2,427	6/20	589,732,281	591,459,900	1,727,619
U.S. Treasury 2-Year Notes	3,602	6/19	764,853,981	764,327,516	(526,465)
U.S. Treasury 5-Year Notes	13,861	6/19	1,590,476,240	1,587,950,813	(2,525,427)
U.S. Treasury Long-Term Bonds	2,879	6/19	418,375,949	415,925,531	(2,450,418)
U.S. Treasury Ultra 10-Year Notes	57	6/19	7,423,520	7,378,828	(44,692)
U.S. Treasury Ultra Long-Term Bonds	3,900	6/19	630,699,567	622,415,625	(8,283,942)
					1,273,699
Contracts to Sell:
U.S. Treasury 10-Year Notes	17,940	6/19	2,195,601,813	2,188,680,000	6,921,813
Net unrealized appreciation on open futures contracts					$8,195,512

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2019 Annual Report	25

Schedule of investments (cont’d)

February 28, 2019

Western Asset SMASh Series M Fund

At February 28, 2019, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$101,430,000	3/29/19	3-month LIBOR quarterly	1.597% semi-annually	—	$(95,411)
	1,053,300,000	8/24/19	3-month LIBOR quarterly	1.582% semi-annually	—	(5,453,896)
	80,580,000	9/28/19	3-month LIBOR quarterly	1.705% semi-annually	—	(454,895)
	118,590,000	10/17/19	3-month LIBOR quarterly	1.138% semi-annually	—	(1,139,517)
	164,460,000	6/14/20	3-month LIBOR quarterly	1.671% semi-annually	$(20,369)	(2,035,270)
	261,490,000	1/31/21	3-month LIBOR quarterly	2.706% semi-annually	(64,252)	429,155
	237,080,000	12/18/21	3-month LIBOR quarterly	2.851% semi-annually	956,311	752,161
	986,646,000	12/18/21	3-month LIBOR quarterly	3.230% semi-annually	1,457,225	11,422,184
	207,868,000	8/31/22	3-month LIBOR quarterly	2.850% semi-annually	(712,023)	2,726,856
	47,690,000	12/1/22	3-month LIBOR quarterly	2.169% semi-annually	—	(668,305)
	438,109,000	3/20/24	3-month LIBOR quarterly	Daily Federal Funds Effective Rate + 0.310% quarterly	34,324	1,086,554
	238,000,000	10/31/25	2.750% semi-annually	3-month LIBOR quarterly	(110,000)	(1,861,509)
	217,655,000	12/18/29	3.300% semi annually	3-month LIBOR quarterly	(1,123,555)	(8,776,583)
	197,810,000	2/15/36	3-month LIBOR quarterly	3.000% semi annually	112,386	3,206,130
	144,525,000	2/15/44	3.330% semi-annually	3-month LIBOR quarterly	65,565	(11,258,753)
	122,692,000	5/15/44	2.875% semi-annually	3-month LIBOR quarterly	515,579	214,060
	146,816,000	5/15/44	3.000% semi annually	3-month LIBOR quarterly	113,777	(2,614,041)
Total	$4,764,741,000				$1,224,968	$(14,521,080)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.31 Index	$1,343,368,541	12/20/23	1.000% quarterly	$23,922,708	$13,575,315	$10,347,393
Markit CDX.NA.IG.31 Index	44,690,000	12/20/28	1.000% quarterly	(259,739)	(769,382)	509,643
Total	$1,388,058,541			$23,662,969	$12,805,933	$10,857,036

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

26	Western Asset SMASh Series M Fund 2019 Annual Report

Western Asset SMASh Series M Fund

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviations used in this table:

LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2019 Annual Report	27

Statement of assets and liabilities

February 28, 2019

Assets:
Investments, at value (Cost — $3,157,169,099)	$3,154,535,022
Receivable for securities sold	348,386,999
Deposits with brokers for centrally cleared swap contracts	38,299,859
Deposits with brokers for open futures contracts and exchange-traded options	18,926,538
Receivable for Fund shares sold	6,691,691
Interest receivable	6,116,763
Receivable from broker — variation margin on centrally cleared swap contracts	940,026
Receivable from investment manager	58,309
Prepaid expenses	62,943
Total Assets	3,574,018,150

Liabilities:
Payable for securities purchased	1,131,539,557
Payable to broker — variation margin on open futures contracts	3,329,260
Written options, at value (premiums received — $3,251,637)	1,772,520
Payable for Fund shares repurchased	1,296,572
Trustees’ fees payable	5,551
Accrued expenses	148,909
Total Liabilities	1,138,092,369
Total Net Assets	$2,435,925,781

Net Assets:
Par value (Note 5)	$2,244
Paid-in capital in excess of par value	2,414,564,857
Total distributable earnings (loss)	21,358,680
Total Net Assets	$2,435,925,781

Shares Outstanding	224,426,611

Net Asset Value	$10.85

See Notes to Financial Statements.

28	Western Asset SMASh Series M Fund 2019 Annual Report

Statement of operations

For the Year Ended February 28, 2019

Investment Income:
Interest	$64,658,586

Expenses:
Legal fees	121,580
Fund accounting fees	115,865
Registration fees	98,178
Trustees’ fees	65,030
Audit and tax fees	57,344
Shareholder reports	28,376
Commitment fees (Note 6)	26,012
Insurance	25,491
Transfer agent fees	23,546
Custody fees	16,544
Miscellaneous expenses	39,364
Total Expenses	617,330
Less: Fee waivers and/or expense reimbursements (Note 2)	(617,330)
Net Expenses	—
Net Investment Income	64,658,586

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(48,692,297)
Futures contracts	29,655,887
Written options	52,635,240
Swap contracts	17,040,882
Net Realized Gain	50,639,712
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	27,225,743
Futures contracts	(3,830,573)
Written options	(1,362,625)
Swap contracts	(2,190,150)
Change in Net Unrealized Appreciation (Depreciation)	19,842,395
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	70,482,107
Increase in Net Assets From Operations	$135,140,693

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2019 Annual Report	29

Statements of changes in net assets

For the Years Ended February 28,	2019	2018

Operations:
Net investment income	$64,658,586	$48,134,501
Net realized gain (loss)	50,639,712	(18,008,393)
Change in net unrealized appreciation (depreciation)	19,842,395	(14,504,428)
Increase in Net Assets From Operations	135,140,693	15,621,680

Distributions to Shareholders From (Note 1):
Total distributable earnings(a)	(76,838,964)	(61,235,616)
Decrease in Net Assets From Distributions to Shareholders	(76,838,964)	(61,235,616)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	717,836,594	1,146,077,934
Cost of shares repurchased	(625,530,552)	(327,921,528)
Increase in Net Assets From Fund Share Transactions	92,306,042	818,156,406
Increase in Net Assets	150,607,771	772,542,470

Net Assets:
Beginning of year	2,285,318,010	1,512,775,540
End of year(b)	$2,435,925,781	$2,285,318,010

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 8. For the year ended February 28, 2018, distributions from net investment income and net realized gains were $47,508,257 and $13,727,359, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 8. For the year ended February 28, 2018, end of year net assets included undistributed net investment income of $4,475,051.

See Notes to Financial Statements.

30	Western Asset SMASh Series M Fund 2019 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	2019[1]	2018[1]	2017[1,2]	2016[1,3]	2015[1,3]	2014[1,3]

Net asset value, beginning of year	$10.58	$10.76	$10.98	$10.87	$10.85	$10.48

Income (loss) from operations:
Net investment income	0.29	0.27	0.10	0.27	0.24	0.30
Net realized and unrealized gain (loss)	0.32	(0.10)	0.06	0.32	0.18	0.42
Total income from operations	0.61	0.17	0.16	0.59	0.42	0.72

Less distributions from:
Net investment income	(0.27)	(0.27)	(0.09)	(0.28)	(0.26)	(0.35)
Net realized gains	(0.07)	(0.08)	(0.29)	(0.20)	(0.14)	—
Total distributions	(0.34)	(0.35)	(0.38)	(0.48)	(0.40)	(0.35)

Net asset value, end of year	$10.85	$10.58	$10.76	$10.98	$10.87	$10.85
Total return[4]	6.04%	1.59%	1.53%	5.62%	3.82%	7.10%

Net assets, end of year (millions)	$2,436	$2,285	$1,513	$1,388	$833	$476

Ratios to average net assets:
Gross expenses[5]	0.03%	0.03%	0.03%[6]	0.04%	0.04%	0.07%
Net expenses[7,8]	0.00	0.00	0.00 [6]	0.00	0.00	0.00
Net investment income	2.73	2.53	2.76 [6]	2.52	2.25	2.82

Portfolio turnover rate[9]	268%	165%	48%	264%	195%	187%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 through February 28, 2017.

[3]	For the year ended October 31.

[4]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Gross expenses do not include management fees paid to the manager and subadviser. Management fees are paid directly or indirectly by the separately managed account sponsor.

[6]	Annualized.

[7]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 626%, 497%, 97%, 379%, 442% and 615% for the years ended February 28, 2019 and 2018, for the period ended February 28, 2017, and the years ended October 31, 2016, 2015, and 2014, respectively.

See Notes to Financial Statements.

Western Asset SMASh Series M Fund 2019 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series M Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadviser do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these esti-mates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the

32	Western Asset SMASh Series M Fund 2019 Annual Report

security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset SMASh Series M Fund 2019 Annual Report	33

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Mortgage-backed securities	—	$1,162,140,407	—	$1,162,140,407
Collateralized mortgage obligations	—	573,322,239	—	573,322,239
U.S. government & agency obligations	—	431,566,163	—	431,566,163
Asset-backed securities	—	151,081,483	—	151,081,483
U.S. treasury inflation protected securities	—	107,294,335	—	107,294,335
Corporate bonds & notes	—	74,059,547	—	74,059,547
Sovereign bonds	—	42,103,846	—	42,103,846
Purchased options:
Exchange-traded purchased options	$1,036,423	—	—	1,036,423
OTC purchased options	—	1,649,766	—	1,649,766
Total long-term investments	1,036,423	2,543,217,786	—	2,544,254,209
Short-term investments†:
U.S. government agencies	—	362,957,342	—	362,957,342
U.S. treasury bills	—	198,274,894	—	198,274,894
Overnight deposits	—	49,048,577	—	49,048,577
Total short-term investments	—	610,280,813	—	610,280,813
Total investments	$1,036,423	$3,153,498,599	—	$3,154,535,022
Other financial instruments:
Futures contracts	$22,133,408	—	—	$22,133,408
Centrally cleared interest rate swaps	—	$19,837,100	—	19,837,100
Centrally cleared credit default swaps on credit indices — sell protection	—	10,857,036	—	10,857,036
Total other financial instruments	$22,133,408	$30,694,136	—	$52,827,544
Total	$23,169,831	$3,184,192,735	—	$3,207,362,566

34	Western Asset SMASh Series M Fund 2019 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options:
Exchange-traded written options	$1,695,735	—	—	$1,695,735
OTC written options	—	$76,785	—	76,785
Futures contracts	13,937,896	—	—	13,937,896
Centrally cleared interest rate swaps	—	34,358,180	—	34,358,180
Total	$15,633,631	$34,434,965	—	$50,068,596

†	See Schedule of Investments for additional detailed categorizations.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset SMASh Series M Fund 2019 Annual Report	35

Notes to financial statements (cont’d)

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

36	Western Asset SMASh Series M Fund 2019 Annual Report

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2019, the total notional value of all credit default swaps to sell protection was $1,388,058,541. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended February 28, 2019, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as

Western Asset SMASh Series M Fund 2019 Annual Report	37

Notes to financial statements (cont’d)

defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of

38	Western Asset SMASh Series M Fund 2019 Annual Report

unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities. At February 28, 2019, the Fund held non-cash collateral for TBA securities from Bank of America N.A., Goldman Sachs, Morgan Stanley & Co. Inc. and Nomura Securities in the amount of $266,668, $395,157, $8,873 and $201,011, respectively.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the

Western Asset SMASh Series M Fund 2019 Annual Report	39

Notes to financial statements (cont’d)

index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a

40	Western Asset SMASh Series M Fund 2019 Annual Report

percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 28, 2019, the Fund held OTC written options with credit related contingent features which had a liability position of $76,785. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset SMASh Series M Fund 2019 Annual Report	41

Notes to financial statements (cont’d)

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA and the subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended February 28, 2019, fees waived and/or expenses reimbursed amounted to $617,330.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

42	Western Asset SMASh Series M Fund 2019 Annual Report

3. Investments

During the year ended February 28, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$319,328,255	$14,618,845,572
Sales	255,865,139	14,483,913,397

At February 28, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$3,161,146,794	$20,227,274	$(26,839,046)	$(6,611,772)
Swap contracts	14,030,901	30,694,136	(34,358,180)	(3,664,044)
Written options	(3,251,637)	1,575,767	(96,650)	1,479,117
Futures contracts	—	22,133,408	(13,937,896)	8,195,512

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$1,036,423	$1,649,766	$2,686,189
Futures contracts[3]	22,133,408	—	22,133,408
Centrally cleared swap contracts[4]	19,837,100	10,857,036	30,694,136
Total	$43,006,931	$12,506,802	$55,513,733

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$1,695,735	$76,785	$1,772,520
Futures contracts[3]	13,937,896	—	13,937,896
Centrally cleared swap contracts[4]	34,358,180	—	34,358,180
Total	$49,991,811	$76,785	$50,068,596

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset SMASh Series M Fund 2019 Annual Report	43

Notes to financial statements (cont’d)

The following tables provides information about the effect of derivatives and hedging activi-ties on the Fund’s Statement of Operations for the year ended February 28, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(21,528,520)	$(612,013)	$(22,140,533)
Written options	52,430,067	205,173	52,635,240
Futures contracts	29,665,887	—	29,665,887
Swap contracts	12,868,661	4,172,221	17,040,882
Total	$73,436,095	$3,765,381	$77,201,476

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(280,825)	$1,073,654	$792,829
Written options	(1,679,139)	316,514	(1,362,625)
Futures contracts	(3,830,573)	—	(3,830,573)
Swap contracts	(13,252,642)	11,062,492	(2,190,150)
Total	$(19,043,179)	$12,452,660	$(6,590,519)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended February 28, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$2,022,901
Written options	4,742,229
Futures contracts (to buy)	7,587,236,617
Futures contracts (to sell)	3,206,795,563

Average Notional Balance
Interest rate swap contracts	$2,991,761,692
Credit default swap contracts (to sell protection)	530,532,971

44	Western Asset SMASh Series M Fund 2019 Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of February 28, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of America N.A.	$1,649,766	$(76,785)	$1,572,981	—	$1,572,981

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Shares of beneficial interest

At February 28, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended February 28, 2019	Year Ended February 28, 2018
Shares sold	67,319,278	105,612,409
Shares repurchased	(58,852,807)	(30,222,092)
Net increase	8,466,471	75,390,317

6. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended February 28, 2019, the Fund incurred a commitment fee in the amount of $26,012. The Fund did not utilize the Redemption Facility during the year ended February 28, 2019.

Western Asset SMASh Series M Fund 2019 Annual Report	45

Notes to financial statements (cont’d)

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$76,838,964	$48,939,120
Net long-term capital gains	—	12,296,496
Total distributions paid	$76,838,964	$61,235,616

As of February 28, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$32,263,103
Other book/tax temporary differences(a)	(10,303,236)
Unrealized appreciation (depreciation)(b)	(601,187)
Total accumulated earnings (losses) — net	$21,358,680

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the accrual of income in Treasury Inflation Protected securities.

8. Recent accounting pronouncement

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

46	Western Asset SMASh Series M Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series M Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series M Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 28, 2019, the related statement of operations for the year ended February 28, 2019 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended February 28, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 18, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset SMASh Series M Fund 2019 Annual Report	47

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Institutional Trust (the “Trust”) held on November 5-6, 2018, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset SMASh Series M Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements.

48	Western Asset SMASh Series M Fund

The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

Western Asset SMASh Series M Fund	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. In considering the Fund’s performance, the Board took into account that the Fund is offered only to participants in separately managed account programs who pay costs and expenses, including fees for advice and portfolio execution, at the level of such programs rather than at the Fund level. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as global income funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2018 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board noted that the Fund does not pay a management fee. The Board also recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses. The Board considered that this arrangement

50	Western Asset SMASh Series M Fund

is expected to continue through December 2020. In addition, the Board recognized that shareholders of the Fund are participants in separately managed account programs and pay fees to the program sponsors for the costs and expenses of the program, including fees for advice and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to the investment strategy managed or advised by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing or advising those assets, including assets that may be invested in the Fund. In certain cases, a participant will pay a fee for investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s account.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the fee and expense arrangements for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The Board considered that the Fund does not pay a contractual management fee, and it recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses.

Economies of scale

The Board discussed whether the Manager realizes economies of scale as the Fund’s assets grow. Among other things, the Board considered that the Fund pays no management fees to the Manager. The Board also noted that the Manager has agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

Western Asset SMASh Series M Fund	51

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series M Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45

Other board memberships held by Trustee during past five years	Director, Visual Kinematics, Inc. (since 2018)

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

52	Western Asset SMASh Series M Fund

Independent Trustees† cont’d

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	92
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	92
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Western Asset SMASh Series M Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

54	Western Asset SMASh Series M Fund

Additional Officers cont’d

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset SMASh Series M Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

56	Western Asset SMASh Series M Fund

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron serve as Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset SMASh Series M Fund	57

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2019:

Record date	Monthly	12/17/2018	Monthly
Payable date	March 2018 - November 2018	12/18/2019	January 2019 - February 2019
Interest from federal obligations	23.45%	23.45%	21.62%
Qualified short-term capital gain dividend*	—	$ 0.074320	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

58	Western Asset SMASh Series M Fund

Western Asset

SMASh Series M Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)**

*	Prior to May 2, 2018, known as Western Asset Management Company.
**	Effective May 7, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset SMASh Series M Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series M Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/smashfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series M Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

AMXX010548 4/19 SR19-3591

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal year ending February 28, 2018 and February 28, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $101,478 in February 28, 2018 and $137,417 in February 28, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $3,707 in February 28, 2018 and $0 in February 28, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,340 in February 28, 2018 and $0 in February 28, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in February 28, 2018 and $0 in February 28, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 28, 2018 and February 28, 2019; Tax Fees were 100% and 100% for February 28, 2018 and February 28, 2019; and Other Fees were 100% and 100% for February 28, 2018 and February 28, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $432,645 in February 28, 2018 and $678,000 in February 28, 2019.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 25, 2019